Blanket Issuer Letter of Representations
                           [To be Completed by Issuer]


               California Economic Development Financing Authority
                                [Name of Issuer]


                                                                 April 11, 1996
                                                                     [Date]


Attention:  Underwriting Department - Eligibility
The Depository Trust Company
55 Water Street, 50th Floor
New York, NY 10041-0099

Ladies and Gentlemen:

         This letter sets forth our understanding with respect to all issues (the "Securities") that Issuer shall request be made eligible for deposit, by The Depository Trust Company ("DTC").

         To induce DTC to accept the Securities as eligible for deposit at DTC, and to act in accordance with DTC's Rules with respect to the Securities, Issuer represents to DTC that Issuer will comply with the requirements stated in DTC's Operational Arrangements, as they may be amended from time to time.


Note:                                 Very truly yours,

Schedule A contains  statements       Califonria Economic Development Financing
that DTC believes  accurately         Authority
describe DTC, the method of           -----------------------------------------
effecting book-entry transfers                         Issuer
of securities  distributed
through DTC, and certain related      By:______________________________________
matters.                                   (Authorized Officer's Signature)


Received and Accepted:

THE DEPOSITORY TRUST COMPANY          Loren Kaye, Chair
                                      -----------------------------------------
                                             (Typewrite Name & Title)
By:_____________________________      801 "K" Street, Suite 1700
                                      -----------------------------------------
                                                  (Street Address)
                                      Sacramento, CA  95814
                                      -----------------------------------------
                                      (City)          (State)             (Zip)
                                      916-324-9775
                                      -----------------------------------------

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                                                                     SCHEDULE A

                        SAMPLE OFFERING DOCUMENT LANGUAGE
                       DESCRIBING BOOK-ENTRY-ONLY ISSUANCE

  (Prepared by DTC-bracketed material may be applicable only to certain issues)

          1. The Depository Trust Company ("DTC"), New York, NY, will act as securities depository for the securities (the "Securities"). The Securities will be issued as fully-registered securities registered in the name of Cede & Co. (DTC's partnership nominee). One fully-registered Security certificate will be issued for [each issue of] the Securities, [each] in the aggregate principal amount of such issue, and will be deposited with DTC. [If, however, the aggregate principal amount of [any] issue exceeds $200 million, one certificate, will be issued with respect to each $200 million of principal amount, and an additional certificate will be issued with respect to any remaining principal amount of such issue.]

         2. DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC holds securities that its participants ("Participants") deposit with DTC. DTC also facilitates the settlement among Participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in Participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is owned by a number of its Direct Participants and by the New York Stock Exchange, Inc., the American Stock Exchange, Inc., and the National Association of Securities
Dealers, Inc. Access to the DTC system is also available to others such as securities brokers and dealers, banks, and trust companies that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly ("Indirect Participants"). The Rules applicable to DTC and its Participants are on file with the Securities and Exchange Commission.

         3. Purchases of Securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the Securities on DTC's records. The ownership interest of each actual purchaser of each Security ("Beneficial Owner") is in turn to be recorded on the Direct and Indirect Participants' records. Beneficial Owners will not receive written confirmation from DTC of their purchase, but Beneficial Owners are expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interest in the Securities are to be accomplished by entries made on the books of Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in Securities, except in the event that use of the book-entry system for the Securities is discontinued.

         4. To facilitate subsequent transfers, all Securities deposited by Participants with DTC are registered in the name of DTC's partnership nominee, Cede & Co. The deposit of Securities with DTC and their registration in the name of Cede & Co. effect no change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the Securities. DTC's records reflect only the identity of the Direct Participants to whose accounts such Securities are credited, which may or may not be the Beneficial Owners. The Participants will remain responsible for keeping account of their holdings on behalf of their customers.

         5. Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may e in effect from time to time.

          [ 6. Redemption notices shall be sent to Cede & Co. If less than all of the Securities within an issue are being redeemed, DTC's practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.]

         7. Neither DTC nor Cede & Co. will consent or vote with respect to Securities. Under its usual procedures, DTC mails an Omnibus Proxy to the Issuer as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.'s consenting or voting rights to those Direct Participants to whose accounts the Securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

         8. Principal and interest payments on the Securities will be made to DTC. DTC's practice is to credit Direct Participants' accounts on payable date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payment on payable date. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such Participant and not of DTC, the Agent, or the Issuer, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of principal and interest to DTC is the responsibility of the Issuer or the Agent, disbursement of such payments to Direct Participants shall be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners shall be the responsibility of Direct and Indirect Participants.

[ 9. A Beneficial Owner shall give notice to elect to have its Securities purchased or tendered, through its Participant, to the [Tender/Remarketing] Agent, and shall effect delivery of such Securities by causing the Direct Participant to transfer the Participant's interest in the Securities, on DTC's records, to the [Tender/Remarketing] Agent. The requirement for physical delivery of Securities in connection with a demand for purchase or a mandatory purchase will be deemed satisfied when the ownership rights in the Securities are transferred by Direct Participants on DTC's records.]

         10. DTC may discontinue providing its services as securities depository with respect to the Securities at any time by giving reasonable notice to the Issuer or the Agent. Under such circumstances, in the event that a successor securities depository is not obtained, Security certificates are required to be printed and delivered.

         11. The issuer may decide to discontinue use of the system of book-entry transfers through DTC (or a successor securities depository). In that event, Security certificates will be printed and delivered.

         12. The information in this section concerning DTC and DTC's book-entry system has been obtained from sources that the Issuer believes to be reliable, bu the Issuer takes no responsibility for the accuracy thereof.

APPENDIX B - Variable Rate Demand Obligations (VRDOs)

This section is intended to advise issuers, agents and Participants (the parties to the Book-Entry-Only (BEO issue) of additional operational requirements necessary to process VRDOs through the depository.

1. In the event that certain Securities are not subject to a partial redemption, DTC will exclude such Securities from its redemption procedures if such exclusion is requested as follows. Such request shall be in writing and shall contain (a) certification by Trustee or Issuer that the principal amount of such Securities is not subject to the partial redemption and certification by a custodian/DTC Participant that the Participant's position on DTC's records includes such Securities; and (b) certification by Trustee or Issuer that the election to exclude such Securities from the partial redemption is authorized under the Document. Such request shall be sent to DTC's Call Notification Department in the manner indicated on page 11, paragraph 4b, to assure that such request is in DTC's possession no later than the close of business two business days before the Publication Date of the partial redemption notice.

2. It is understood that for so long as optional tenders of the Securities may be made daily following same-day or seven-day notice, such tenders will be effected by means of DTC's Deliver Order Procedures. DTC shall have no responsibility to distribute notices regarding such option tenders, or to ascertain whether any such tender has been made. Except as otherwise provided herein, and in accordance with DTC's procedures for exercise of voting and consenting rights, the parties hereto acknowledge that so long as Cede & Co. is the sole record owner of the Securities it shall be entitled to all voting rights applicable to the Securities and to receive the full amount of all distributions payable with respect to the Securities. The parties acknowledge that DTC shall treat any DTC Participant ("Participant") having Securities credited to its DTC accounts as entitled to the full benefits of ownership of such Securities even if the credits of Securities to the DTC accounts of such Participant result from failures to deliver Securities or improper deliveries of Securities by an owner of Securities subject to tender for purchase. Without limiting the generality of the preceding sentence, the parties acknowledge that DTC shall treat any Participant have Securities credited to its DTC accounts as entitled to receive distributions and voting rights, if any, with respect to the Securities and to receive certificates evidencing Securities if such certificates are to be issued in accordance with paragraphs 4 & 5 of Appendix A. (The treatment by DTC of the effects of the crediting by it of Securities to the accounts of Participant described in the preceding two sentences shall not affect the rights of the parties hereto against any Participant.)

3. It is understood that for so long as optional tenders of the Securities may be made less frequently than daily following same-day or seven-day notice (e.g., during a monthly, quarterly, semi-annual, or annual tender period) and Cede & Co., as nominee of DTC, or its registered assigns, as the record owner of Securities, is entitled to tender the Securities, such tenders will be effected by means of DTC's Put Option Procedures. Under the Put Option

         Procedures, DTC will receive during the applicable tender period instructions from its Participants to tender Securities for purchase. The parties agree that such tenders for purchase may be made by DTC by means of a book-entry credit of such Securities to the account of Tender Agent, provided that such credit is made on or before the final day of the applicable tender period. DTC agrees that, promptly after the recording of any such book-entry credit, it will provide to Tender Agent an Agent Put Daily Activity Report in accordance with the Put Option Procedures, identifying the Securities and the aggregate principal amount thereof as to which such tenders for purchase have been made.

Trustee or Issuer shall send a notice to DTC regarding such optional tenders of Securities by hand or by a secure means (e.g., legible telecopy, registered or certified mail, overnight delivery) in a timely manner designed to ensure that such notice is in DTC's possession no later than the close of business two business days before the Publication Date. The Publication Date shall be not less than 15 days prior to the start of the applicable tender period. Such notice shall state whether any partial redemption of the Securities is scheduled to occur during the applicable optional tender period.

If delivered by hand or sent by mail or overnight delivery, such notice shall be sent to:

                  Supervisor, Put Bond Unit
                  Reorganization Department
                  The Depository Trust Company
                  7 Hanover Square, 23rd Floor
                  New York, NY 10004-2695

If sent by telecopy, such notice shall be sent to (212) 709-1093 or (212) 709-1094. Trustee or Issuer shall confirm DTC's receipt of such telecopy by telephoning (212) 709-1470.

For so long as the Securities are SDFS Securities, principal payments (plus accrued interest, if any) as the result of optional tenders fro purchase effected by means of DTC's Put Option Procedures shall be received by DTC on each purchase date in same-day funds in the manner set forth in the SDFS Paying Agent Operating Procedures.*/ Such payments shall be sent in time to be credited to DTC's account at the FRBNY no later than 10:00 a.m. (Paying Agent's local time) on the purchase date or as soon as possible thereafter following Paying Agent's receipt of funds from Issuer. It is understood that: (a) until DTC receives such payments in its FRBNY account, the optionally tendered Securities will remain in Tender Agent's DTC account; and (b) unless DTC receives such payments in its FRBNY account by 2:00 p.m. (Eastern Time), it may be unable to distribute such payments to DTC Participants or release the Securities to the Remarketing Agent that same day.

--------
         * Beginning on the day DTC converts its settlement systems to only same-day funds these SDFS Paying Agent Operating Procedures will expire. At that time, these principal payments shall not be paid to DTC according to the instructions listed in the last paragraph of this section 3 by 2:30 p.m. ET.

For so long as the Securities are NDFS Securities, principal payments (plus accrued interest, if any) as the result of optional tenders for purchase effected by means of DTC's Put Option Procedures shall be received by Cede & Co., as nominee of DTC, or its registered assigns, on each purchase date in next-day funds or the equivalent in accordance with existing arrangements between Tender Agent and DTC. Such payments shall be made payable to the order of Cede & Co. and shall be addressed to Supervisor, Put Bond Unit, Reorganization Department, as indicated in paragraph 3 above.

4. In the event of a change or proposed change in the interest-rate mode of the Securities from one variable-rate mode to any other variable-rate mode, or to a fixed-rate mode, Trustee or Issuer shall send a notice to DTC of such event specifying, as applicable: (a) the name and number of the DTC Participant account to which mandatorily tendered Securities are to be delivered by DTC on the purchase date after DTC receives payment for such Securities; and (b) the first interest payment date under the new mode. Such notice shall be sent to DTC by a secure means (e.g., legible telecopy, registered or certified mail, overnight delivery) in a timely manner designed to ensure that such notice is in DTC's possession no later than the close of business two business days before the Publication Date. The Publication Date shall be not less that 15 days prior to the expiration date of the period provided for security owner elections to retain Securities as discussed in paragraph 6. If delivered by hand or sent by mail or overnight delivery, such notice shall be sent to both:

Manager, VRDO Eligibility Section
Underwriting Department
The Depository Trust Company
55 Water Street; 50th Floor
New York, NY 10041-0099


and
Supervisor, Put Bond Unit
Reorganization Department
The Depository Trust Company
7 Hanover Square; 23rd Floor
New York, NY 10004-2695
If sent by telecopy, such notice shall be sent to both:

DTC's Underwriting Department at
(212) 898-3726 or (212) 344-1531
and
DTC's Reorganization Department at
(212) 709-1093 or (212) 709-1094
Trustee or Issuer shall confirm DTC's receipt of such telecopy by telephoning the Underwriting Department at (212) 898-3731 and the Reorganization Department at (212) 709-1470.

All other notices regarding the interest rate on the Securities (before and after any change in the interest-rate mode) shall be delivered to Manager, VRDO Announcement, Dividend Department.

5. In the event of expiration or substitution of a facility supporting the Securities (such as a letter of credit) or non reinstatement of the amount available to pay interest on the Securities pursuant to such a facility, Trustee or Issuer shall send a notice to DTC of such event specifying, as applicable, the name and number of the DTC Participant account to which mandatorily tendered Securities are to be delivered by DTC on the purchase date after DTC receives payment for such Securities. Such notice shall be sent to DTC by a secure means

         (e.g., legible telecopy, registered or certified mail, overnight delivery) in a timely manner designed to ensure that such notice is in DTC's possession no later than the close of business two business days before the Publication Date or, as applicable, immediately after Trustee receives notice that the Securities are subject to acceleration. The Publication Date shall be not less than 15 days prior to the expiration ate of the period provided for security owner elections to retain Securities as discussed in paragraph 6. Such notice shall be sent to Supervisor, Put Bond Unit, Reorganization Department.

6. Where the offering Document provides that the Securities are subject to mandatory tender except with respect to security owner elections to retain Securities, it is understood that DTC will use it Put Option Procedures to process such elections. Under the Put Option Procedures, DTC will receive instructions during the applicable election period from Participants to retain Securities, DTC, on behalf of such Participant, will notify Tender Agent of the aggregate principal amount of Securities that will not be tendered and will be retained. If the mandatorily tendered Securities are to be replaced with two or more issues of Securities (the "Replacement Securities"), Tender Agent shall be responsible for allocating specific Replacement Securities by CUSIP number to the Participants that elected to retain Securities.

In cases in which prior to a mandatory tender, certain Securities are not subject to such mandatory tender, if requested as follows, DTC will exclude such Securities from its mandatory tender procedures. Such request shall be in writing and shall contain: (a) certification by Trustee or Issuer that the principal amount of such Securities is not subject to the mandatory tender and certification by a custodian/Participant that the Participant's position on DTC's records includes such Securities; and (b) certification by Trustee or Issuer that the election to exclude such Securities from the mandatory tender is authorized under the Document. Such request shall be sent to Supervisor, Put Bond Unit, Reorganization Department, in the manner indicated in paragraph 4, above, to ensure that such request is in DTC's possession no later than the close of business two business days before the Publication Date of the mandatory tender notice.

For so long as the Securities are SDFS Securities, principal payments (plus accrued interest, in any) as the result of mandatory tenders for purchase (including mandatory tenders upon change in the interest rate mode of the Securities, or upon expiration, substitution, or nonreinstatement of a facility supporting the Securities) shall be received by DTC on the purchase date in same-day funds in the manner set forth in the SDFS Paying Agent Operating Procedures and described on page 10, paragraph 1 in main body of OA.**/

--------
         ** Beginning on the day DTC converts its settlement systems to only same-day funds the SDFS Paying Agent Operating Procedures will expire. At that time, these principal payments shall be paid to DTC according to the instructions listed in the next paragraph of this section 6.

For so long as the Securities are NDFS Securities, such principal payments shall be received by DTC on the purchase date in next-day funds in the manner set forth on page 10, paragraph 1 in main body of OA.

                                                          Date:  March 15, 1995



The Depository Trust Company
Mr. Vincent A. Mauro
Vice President
55 Water Street-19th Floor
New York, NY  10041

                                                                     CA07295047

Dear Mr. Mauro:

Re:      Operational Arrangements Letter of Representations

From time to time, this organization may be appointed as a trustee, paying agent, transfer agent, or an agent in some other capacity for securities issues that DTC will be requested to make eligible for its services. The undersigned confirms that when this organization acts in one of these capacities for any such issues, it hereby represents that, to the extent within its control, it will comply with the requirements stated in the DTC Operational Arrangements memorandum dated December 12, 1994, as they may be amended from time to time.



                                First Trust of California, National Association
                                -----------------------------------------------
                                              (Name of Organization)


                                -----------------------------------------------
                                         (Authorized Officer's Signature)


                                -----------------------------------------------
                                                (Please Print Name)


                                -----------------------------------------------
                                                      (Title)